EXHIBIT 32.1

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                               INFINITY, INC.
                    PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Infinity, Inc. for the period ending September 30, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Infinity, Inc.





/s/ Stanton E. Ross
Stanton E. Ross
Chief Executive Officer
November 19, 2003